MERRILL LYNCH
ARKANSAS
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                             #20058 -- 1/98


[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Arkansas Municipal Bond Fund           January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
We adopted a slightly defensive investment strategy going into the second half of 1997. We believed that economic growth would reappear and that the Federal Reserve Board would have to raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for securities in the US Treasury bond market. In response to the Asian financial crisis and the continued low domestic inflationary environment, we shifted Merrill Lynch Arkansas Municipal Bond Fund toward a more aggressive strategy by early November 1997.

During the six months ended January 31, 1998, new issuance was just over $700 million in the Arkansas tax-exempt bond market. This represented an increase of approximately 40% compared to the same period a year ago. Additionally, the majority of new issuance in Arkansas was dominated by current coupons and lesser call protection, which would not enhance the Fund's overall structure.

Looking ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will remain in a narrow trading range. We plan to use periods of higher interest rates to structure the portfolio more aggressively. However, an anticipated lack of new issuance in Arkansas may curtail our ability to execute this strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arkansas
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

March 4, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                               12 Month      3 Month
                                              1/31/98   10/31/97    1/31/97    % Change      % Change
Class A Shares*                               $10.78     $10.66     $10.43     +3.84%(1)     +1.60%(1)
Class B Shares*                                10.78      10.66      10.42     +3.94(1)      +1.60(1)
Class C Shares*                                10.79      10.66      10.43     +3.94(1)      +1.70(1)
Class D Shares*                                10.78      10.66      10.43     +3.84(1)      +1.60(1)
Class A Shares -- Total Return*                                                +8.81(2)      +2.81(3)
Class B Shares -- Total Return*                                                +8.36(4)      +2.68(5)
Class C Shares -- Total Return*                                                +8.26(6)      +2.76(7)
Class D Shares -- Total Return*                                                +8.70(8)      +2.79(9)
Class A Shares -- Standardized 30-day Yield     3.57%
Class B Shares -- Standardized 30-day Yield     3.21%
Class C Shares -- Standardized 30-day Yield     3.11%
Class D Shares -- Standardized 30-day Yield     3.47%
  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.050 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.496 per share ordinary income dividends and $0.050 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.127 per share ordinary income dividends and $0.050 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.442 per share ordinary income dividends and $0.050 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.114 per share ordinary income dividends and $0.050 per share capital gains distributions.
(6) Percent change includes reinvestment of $0.433 per share ordinary income dividends and $0.050 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.111 per share ordinary income dividends and $0.050 per share capital gains distributions.
(8) Percent change includes reinvestment of $0.486 per share ordinary income dividends and $0.050 per share capital gains distributions.
(9) Percent change includes reinvestment of $0.125 per share ordinary income dividends and $0.050 per share capital gains distributions.





Performance Summary -- Class A Shares

                           Net Asset Value       Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
9/30/94 -- 12/31/94       $10.00        $9.71         --              $0.157           - 1.31%
1995                        9.71        10.64         --               0.574           +15.85
1996                       10.64        10.46         --               0.543           + 3.57
1997                       10.46        10.72       $0.050             0.501           + 7.97
1/1/98 -- 1/31/98          10.72        10.78         --               0.033           + 0.94
                                              Total $0.050      Total $1.808
                                                Cumulative total return as of 1/31/98: +29.06%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                           Net Asset Value       Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
9/30/94 -- 12/31/94       $10.00         $9.71        --              $0.144           - 1.44%
1995                        9.71         10.64        --               0.522           +15.26
1996                       10.64         10.46        --               0.490           + 3.04
1997                       10.46         10.72      $0.050             0.447           + 7.42
1/1/98 -- 1/31/98          10.72         10.78        --               0.029           + 0.90
                                              Total $0.050      Total $1.632
                                                Cumulative total return as of 1/31/98: +26.87%**
 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                           Net Asset Value       Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94      $9.92         $9.72         --              $0.102           - 0.97%
1995                       9.72         10.65         --               0.512           +15.14
1996                      10.65         10.47         --               0.480           + 2.95
1997                      10.47         10.72       $0.050             0.438           + 7.22
1/1/98 -- 1/31/98         10.72         10.79         --               0.028           + 0.98
                                              Total $0.050      Total $1.560
                                                Cumulative total return as of 1/31/98: +27.10%**
 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                           Net Asset Value       Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*    % Change**
10/21/94 -- 12/31/94      $9.92         $9.71         --              $0.121          - 0.88%
1995                       9.71         10.64         --               0.564          +15.73
1996                      10.64         10.46         --               0.533          + 3.47
1997                      10.46         10.72       $0.050             0.491          + 7.87
1/1/98 -- 1/31/98         10.72         10.78         --               0.032          + 0.93
                                              Total $0.050      Total $1.741
                                               Cumulative total return as of 1/31/98: +29.22%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                    % Return Without     % Return With
                       Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/97       +7.97%             +3.65%
Inception (9/30/94)
through 12/31/97          +7.85              +6.50

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                        % Return            % Return
                      Without CDSC         With CDSC**
Class B Shares*
Year Ended 12/31/97       +7.42%             +3.42%
Inception (9/30/94)
through 12/31/97          +7.30              +7.04

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                        % Return            % Return
                      Without CDSC         With CDSC**
Class C Shares*
Year Ended 12/31/97       +7.22%             +6.22%
Inception (10/21/94)
through 12/31/97          +7.47              +7.47

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                    % Return Without      % Return With
                       Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/97       +7.87%             +3.55%
Inception (10/21/94)
through 12/31/97          +8.04              +6.67

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.



Merrill Lynch Arkansas Municipal Bond Fund                                                                       January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

 S&P     Moody's         Face                                                                                             Value
Ratings  Ratings        Amount                                     Issue                                                (Note 1a)

Arkansas -- 89.2%
AA       Aa3          $240    Arkansas State College Savings, GO, 5.45%** due 6/01/2013                                      $111
                              Arkansas State Development Finance Authority, S/F Mortgage Revenue Bonds (b):
AAA      NR*           675    AMT, Series A, 7.30% due 3/01/2013                                                              722
AAA      NR*           500    (Mortgage-Backed Securities Program), Series H, 6.15% due 7/01/2016 (f)                         531
AA       NR*           500    Arkansas State Development Finance Authority, Wastewater System Revenue Bonds
                              (Revolving Loan Fund), Series A, 5.85% due 12/01/2019                                           535
AA       Aa3           350    Arkansas State Refunding Bonds (Waste Disposal and Pollution), Series B, 6.25%
                              due 7/01/2020                                                                                   375
NR*      A             350    Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B, 7.25%
                              due 6/01/2009                                                                                   405
BBB+     Baa2          275    Baxter County, Arkansas, IDR, Refunding (Aeroquip-Trinova Corp. Project), 5.80%
                              due 10/01/2013                                                                                  296
A-       A3          1,000    Camden, Arkansas, Environmental Improvement Revenue Bonds (International
                              Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018                                      1,201
A+       NR*           500    Conway, Arkansas, Public Facilities Board, Capital Improvement Revenue Bonds
                              (Hendrix College Project), 6% due 10/01/2026                                                    530
AAA      Aaa           350    Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding Bonds,
                              6% due 10/01/2012 (c)                                                                           380
AAA      Aaa           250    Independence County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project),
                              6.25% due 1/01/2021 (d)                                                                         276
BBB+     Baa2          200    Jefferson County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project),
                              6.30% due 6/01/2018                                                                             216
AAA      Aaa           375    Little Rock, Arkansas, Municipal Airport Revenue Refunding Bonds, 6% due 11/01/2014 (c)         402
AA+      Aa            500    Little Rock, Arkansas, Refunding (Capital Improvement), 6.25% due 2/01/2008                     518
AAA      Aaa           400    North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A, 6.50%
                              due 7/01/2015 (c)                                                                               478
BBB+     Baa2          300    Pope County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project),
                              6.30% due 12/01/2016                                                                            325
A-       NR*           500    Pulaski County, Arkansas, Hospital Revenue Bonds (Arkansas Children's Hospital Project),
                              Series A, 6.20% due 3/01/2022                                                                   527
AAA      Aaa           500    Saline County, Arkansas, Retirement Housing and Healthcare Facilities Board, Revenue
                              Refunding Bonds (Evangelist Lutheran Project), 5.80% due 6/01/2011 (e)                          542
AAA      Aaa           320    University Central, Arkansas, Housing Systems Revenue Bonds, Series A, 5.20%
                              due 4/01/2028 (e)                                                                               320
NR*      A1            500    University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), 5%
                              due 11/01/2022                                                                                  496
AAA      Aaa           500    West Memphis, Arkansas, Public Utility System, Revenue Refunding Bonds, Series A,
                              5.25% due 12/01/2004 (c)                                                                        532

Puerto Rico -- 9.6%
A        Baa1          325    Puerto Rico Commonwealth, GO, UT, 6.50% due 7/01/2004 (a)                                       372
AAA      Aaa           320    Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, Series T, 6.625% due 7/01/2002 (a)                                               358
AAA      Aaa           270    Puerto Rico Public Buildings Authority Revenue Bonds (GTO Government Facilities),
                              Series A, 6.25% due 7/01/2012 (e)                                                               317

Total Investments (Cost -- $9,867) -- 98.8%                                                                                10,765

Other Assets Less Liabilities -- 1.2%                                                                                         127
                                                                                                                          -------
Net Assets -- 100.0%                                                                                                      $10,892
                                                                                                                          =======

(a) Prerefunded.
(b) GNMA Collateralized.
(c) MBIA Insured.
(d) FSA Insured.
(e) AMBAC Insured.
(f) FNMA Collateralized.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

To simplify the listings of Merrill Lynch Arkansas Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


PORTFOLIO ABBREVIATIONS

AMT Alternative Minimum Tax (subject to)
GO  General Obligation Bonds
IDR Industrial Development Revenue Bonds
PCR Pollution Control Revenue Bonds
S/F Single-Family
UT  Unlimited Tax

See Notes to Financial Statements.





FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1998

Assets:              Investments, at value (identified cost -- $9,866,948) (Note 1a)                              $10,765,417
                     Cash                                                                                              37,930
                     Receivables:
                     Interest                                                                         $146,528
                     Beneficial interest sold                                                            1,164        147,692
                                                                                                      --------
                     Deferred organization expenses (Note 1e)                                                          26,757
                     Prepaid registration fees and other assets (Note 1e)                                              17,334
                                                                                                                  -----------
                     Total assets                                                                                  10,995,130
                                                                                                                  -----------

Liabilities:         Payables:
                     Beneficial interest redeemed                                                       16,701
                     Dividends to shareholders (Note 1f)                                                 7,258
                     Distributor (Note 2)                                                                3,702
                     Investment adviser (Note 2)                                                           928         28,589
                                                                                                      --------
                     Accrued expenses and other liabilities                                                            74,058
                                                                                                                  -----------
                     Total liabilities                                                                                102,647
                                                                                                                  -----------

Net Assets:          Net assets                                                                                   $10,892,483
                                                                                                                  ===========

Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                                $14,918
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                 66,126
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                 10,360
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                  9,624
                     Paid-in capital in excess of par                                                               9,969,619
                     Accumulated realized capital losses on investments -- net                                        (76,633)
                     Unrealized appreciation on investments -- net                                                    898,469
                                                                                                                  -----------
                     Net assets                                                                                   $10,892,483
                                                                                                                  ===========

Net Asset Value:     Class A -- Based on net assets of $1,608,543 and 149,181 shares
                     of beneficial interest outstanding                                                                $10.78
                                                                                                                  ===========
                     Class B -- Based on net assets of $7,128,892 and 661,257 shares
                     of beneficial interest outstanding                                                                $10.78
                                                                                                                  ===========
                     Class C -- Based on net assets of $1,117,334  and 103,600 shares
                     of beneficial interest outstanding                                                                $10.79
                                                                                                                  ===========
                     Class D -- Based on net assets of $1,037,714 and 96,243 shares
                     of beneficial interest outstanding                                                                $10.78
                                                                                                                  ===========

                     See Notes to Financial Statements.





Statement of Operations
                                                                                                     For the Six Months Ended
                                                                                                         January 31, 1998

Investment Income    Interest and amortization of premium and discount earned                                        $314,196
(Note 1d):

Expenses:            Investment advisory fees (Note 2)                                                 $30,568
                     Professional fees                                                                  23,711
                     Account maintenance and distribution fees -- Class B (Note 2)                      18,491
                     Accounting services (Note 2)                                                       11,645
                     Printing and shareholder reports                                                    8,647
                     Registration fees (Note 1e)                                                         7,188
                     Amortization of organization expenses (Note 1e)                                     6,313
                     Account maintenance and distribution fees -- Class C (Note 2)                       3,170
                     Transfer agent fees -- Class B (Note 2)                                             2,287
                     Pricing fees                                                                        1,303
                     Custodian fees                                                                        594
                     Account maintenance fees -- Class D (Note 2)                                          510
                     Transfer agent fees --  Class A (Note 2)                                              412
                     Trustees' fees and expenses                                                           326
                     Transfer agent fees -- Class C (Note 2)                                               292
                     Transfer agent fees -- Class D (Note 2)                                               256
                                                                                                      --------
                     Total expenses before reimbursement                                               115,713
                     Reimbursement of expenses (Note 2)                                                (25,539)
                                                                                                      --------
                     Total expenses after reimbursement                                                                90,174
                                                                                                                     --------
                     Investment income -- net                                                                         224,022
                                                                                                                     --------

Realized &           Realized gain on investments -- net                                                               28,272
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                           97,042
Investments -- Net                                                                                                   --------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                            $349,336
                                                                                                                     ========

                     See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                      For the Six     For the
                                                                                                     Months Ended    Year Ended
Increase (Decrease) in Net Assets:                                                                   Jan. 31, 1998  July 31, 1997

Operations:           Investment income -- net                                                          $224,022       $500,291
                      Realized gain on investments -- net                                                 28,272         89,647
                      Change in unrealized appreciation on investments -- net                             97,042        304,799
                                                                                                     -----------    -----------
                      Net increase in net assets resulting from operations                               349,336        894,737
                                                                                                     -----------    -----------

Dividends &           Investment income -- net:
Distributions to      Class A                                                                            (36,452)       (78,970)
Shareholders          Class B                                                                           (145,202)      (336,828)
(Note 1f):            Class C                                                                            (20,242)       (34,323)
                      Class D                                                                            (22,126)       (50,170)
                      Realized gain on investments -- net:
                      Class A                                                                             (8,847)            --
                      Class B                                                                            (39,542)            --
                      Class C                                                                             (6,067)            --
                      Class D                                                                             (5,535)            --
                                                                                                     -----------    -----------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders                                                                   (284,013)      (500,291)
                                                                                                     -----------    -----------
Beneficial Interest   Net decrease in net assets derived from beneficial interest
Transactions          transactions                                                                      (350,663)      (261,170)
(Note 4):                                                                                            -----------    -----------

Net Assets:           Total increase (decrease) in net assets                                           (285,340)       133,276
                      Beginning of period                                                             11,177,823     11,044,547
                                                                                                     -----------    -----------
                      End of period                                                                  $10,892,483    $11,177,823
                                                                                                     ===========    ===========

                      See Notes to Financial Statements.





Financial Highlights

                                                                                                    Class A
                                                                                    For the                           For the
                                                                                      Six                             Period
The following per share data and ratios have been derived                            Months                           Sept. 30,
from information provided in the financial statements.                               Ended         For the Year       1994+ to
                                                                                    Jan. 31,       Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                              1998         1997       1996     1995

Per Share           Net asset value, beginning of period                            $10.72       $10.34     $10.29   $10.00
Operating                                                                           ------       ------     ------   ------
Performance:        Investment income -- net                                           .24          .52        .55      .50
                    Realized and unrealized gain on investments -- net                 .12          .38        .05      .29
                                                                                    ------       ------     ------   ------
                    Total from investment operations                                   .36          .90        .60      .79
                                                                                    ------       ------     ------   ------
                    Less dividends and distributions:
                    Investment income -- net                                          (.24)        (.52)      (.55)    (.50)
                    Realized gain on investments -- net                               (.06)          --         --       --
                                                                                    ------       ------     ------   ------
                    Total dividends and distributions                                 (.30)        (.52)      (.55)    (.50)
                                                                                    ------       ------     ------   ------
                    Net asset value, end of period                                  $10.78       $10.72     $10.34   $10.29
                                                                                    ======       ======     ======   ======

Total Investment    Based on net asset value per share                                3.41%++++    8.94%      5.94%    8.13%++++
Return:**                                                                           ======       ======     ======   ======

Ratios to           Expenses, net of reimbursement                                    1.21%*        .83%       .49%     .11%*
Average                                                                             ======       ======     ======   ======
Net Assets:         Expenses                                                          1.67%*       1.92%      3.17%    2.32%*
                                                                                    ======       ======     ======   ======
                    Investment income -- net                                          4.44%*       4.96%      5.28%    5.94%*
                                                                                    ======       ======     ======   ======

Supplemental        Net assets, end of period (in thousands)                        $1,608       $1,781     $1,710   $2,251
Data:                                                                               ======       ======     ======   ======

                    Portfolio turnover                                               24.87%       41.07%     28.82%   28.64%
                                                                                    ======       ======     ======   ======

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.





                                                                                                    Class B
                                                                                   For the                          For the
                                                                                     Six                            Period
The following per share data and ratios have been derived                           Months                          Sept. 30,
from information provided in the financial statements.                              Ended          For the Year     1994+ to
                                                                                   Jan. 31,        Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                              1998         1997       1996     1995

Per Share           Net asset value, beginning of period                            $10.71       $10.34     $10.29   $10.00
Operating                                                                           ------       ------     ------   ------
Performance:        Investment income -- net                                           .21          .46        .50      .46
                    Realized and unrealized gain on investments -- net                 .13          .37        .05      .29
                                                                                    ------       ------     ------   ------
                    Total from investment operations                                   .34          .83        .55      .75
                                                                                    ------       ------     ------   ------
                    Less dividends and distributions:
                    Investment income -- net                                          (.21)        (.46)      (.50)    (.46)
                    Realized gain on investments -- net                               (.06)          --         --       --
                                                                                    ------       ------     ------   ------
                    Total dividends and distributions                                 (.27)        (.46)      (.50)    (.46)
                                                                                    ------       ------     ------   ------
                    Net asset value, end of period                                  $10.78       $10.71     $10.34   $10.29
                                                                                    ======       ======     ======   ======

Total Investment    Based on net asset value per share                                3.24%++++    8.29%      5.39%    7.68%++++
Return:**                                                                           ======       ======     ======   ======

Ratios to           Expenses, net of reimbursement                                    1.73%*       1.34%      1.00%     .63%*
Average                                                                             ======       ======     ======   ======
Net Assets:         Expenses                                                          2.19%*       2.44%      3.69%    2.83%*
                                                                                    ======       ======     ======   ======
                    Investment income -- net                                          3.93%*       4.46%      4.77%    5.41%*
                                                                                    ======       ======     ======   ======

Supplemental        Net assets, end of period (in thousands)                        $7,129       $7,527     $7,573   $8,145
Data:                                                                               ======       ======     ======   ======
                    Portfolio turnover                                               24.87%       41.07%     28.82%   28.64%
                                                                                    ======       ======     ======   ======

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.





                                                                                                    Class C
                                                                                   For the                          For the
                                                                                     Six                            Period
The following per share data and ratios have been derived                           Months                          Oct. 21,
from information provided in the financial statements.                              Ended         For the Year      1994+ to
                                                                                   Jan. 31,       Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                              1998        1997        1996    1995

Per Share           Net asset value, beginning of period                            $10.72       $10.34     $10.30    $9.92
Operating                                                                           ------       ------     ------   ------
Performance:        Investment income -- net                                           .21          .46        .49      .41
                    Realized and unrealized gain on investments -- net                 .13          .38        .04      .38
                                                                                    ------       ------     ------   ------
                    Total from investment operations                                   .34          .84        .53      .79
                                                                                    ------       ------     ------   ------
                    Less dividends and distributions:
                    Investment income -- net                                          (.21)        (.46)      (.49)    (.41)
                    Realized gain on investments -- net                               (.06)          --         --       --
                                                                                    ------       ------     ------   ------
                    Total dividends and distributions                                 (.27)        (.46)      (.49)    (.41)
                                                                                    ------       ------     ------   ------
                    Net asset value, end of period                                  $10.79       $10.72     $10.34   $10.30
                                                                                    ======       ======     ======   ======

Total Investment    Based on net asset value per share                                3.19%++++    8.29%      5.19%    8.13%++++
Return:**                                                                           ======       ======     ======   ======

Ratios to           Expenses, net of reimbursement                                    1.82%*       1.44%      1.11%     .85%*
Average                                                                             ======       ======     ======   ======
Net Assets:         Expenses                                                          2.28%*       2.51%      3.81%    2.90%*
                                                                                    ======       ======     ======   ======
                    Investment income -- net                                          3.83%*       4.36%      4.68%    5.00%*
                                                                                    ======       ======     ======   ======

Supplemental        Net assets, end of period (in thousands)                        $1,117         $843       $681     $558
Data:                                                                               ======       ======     ======   ======
                    Portfolio turnover                                               24.87%       41.07%     28.82%   28.64%
                                                                                    ======       ======     ======   ======

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.





                                                                                                     Class D
                                                                                   For the                          For the
                                                                                     Six                            Period
The following per share data and ratios have been derived                           Months                          Oct. 21,
from information provided in the financial statements.                              Ended          For the Year     1994+ to
                                                                                   Jan. 31,        Ended July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                              1998         1997       1996     1995

Per Share           Net asset value, beginning of period                            $10.71       $10.34     $10.29    $9.92
Operating                                                                           ------       ------     ------   ------
Performance:        Investment income -- net                                           .23          .51        .54      .46
                    Realized and unrealized gain on investments -- net                 .13          .37        .05      .37
                                                                                    ------       ------     ------   ------
                    Total from investment operations                                   .36          .88        .59      .83
                                                                                    ------       ------     ------   ------
                    Less dividends and distributions:
                    Investment income -- net                                          (.23)        (.51)      (.54)    (.46)
                    Realized gain on investments -- net                               (.06)          --         --       --
                                                                                    ------       ------     ------   ------
                    Total dividends and distributions                                 (.29)        (.51)      (.54)    (.46)
                                                                                    ------       ------     ------   ------
                    Net asset value, end of period                                  $10.78       $10.71     $10.34   $10.29
                                                                                    ======       ======     ======   ======

Total Investment    Based on net asset value per share                                3.46%++++    8.73%      5.84%    8.54%++++
Returm:**                                                                           ======       ======     ======   ======

Ratios to           Expenses, net of reimbursement                                    1.32%*        .92%       .60%     .29%*
Average                                                                             ======       ======     ======   ======
Net Assets:         Expenses                                                          1.77%*       2.03%      3.31%    2.37%*
                                                                                    ======       ======     ======   ======
                    Investment income -- net                                          4.34%*       4.87%      5.18%    5.64%*
                                                                                    ======       ======     ======   ======

Supplemental        Net assets, end of period (in thousands)                        $1,038       $1,027     $1,081     $723
Data:                                                                               ======       ======     ======   ======
                    Portfolio turnover                                               24.87%       41.07%     28.82%   28.64%
                                                                                    ======       ======     ======   ======

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                  + Commencement of operations.
               ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The
Fund has also entered into a Distribution Agreement and Distribution
Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1998, FAM earned fees of $30,568, of which $25,539 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account
              Maintenance    Distribution
                  Fee            Fee

Class B          0.25%          0.25%
Class C          0.25%          0.35%
Class D          0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD      MLPF&S

Class A          $42        $534
Class D           $9        $113

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $7,965 and $1,086 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $2,640,923 and $2,971,183, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                               Realized   Unrealized
                                Gains        Gains

Long-term investments          $28,272     $898,469
                               -------     --------
Total                          $28,272     $898,469
                               =======     ========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $898,469, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $9,866,948.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $350,663 and $261,170 for the six months ended
January 31, 1998 and for the year ended July 31, 1997, respectively. Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                            Dollar
Months Ended January 31, 1998         Shares          Amount

Shares sold                            4,930         $52,507
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,509          16,114
                                   ---------     -----------
Total issued                           6,439          68,621
Shares redeemed                      (23,442)       (249,014)
                                   ---------     -----------
Net decrease                         (17,003)      $(180,393)
                                   =========     ===========

Class A Shares for the Year                           Dollar
Ended July 31, 1997                   Shares          Amount

Shares sold                           35,203        $367,600
Shares issued to shareholders
in reinvestment of dividends           1,402          14,641
                                   ---------     -----------
Total issued                          36,605         382,241
Shares redeemed                      (35,841)       (373,351)
                                   ---------     -----------
Net increase                             764          $8,890
                                   =========     ===========

Class B Shares for the Six                            Dollar
Months Ended January 31, 1998         Shares          Amount

Shares sold                           11,258        $119,648
Shares issued to shareholders
in reinvestment of dividends
and distributions                      5,392          57,553
                                   ---------     -----------
Total issued                          16,650         177,201
Shares redeemed                      (58,001)       (618,223)
                                   ---------     -----------
Net decrease                         (41,351)      $(441,022)
                                   =========     ===========

Class B Shares for the Year                           Dollar
Ended July 31, 1997                   Shares          Amount

Shares sold                           74,005        $772,339
Shares issued to shareholders
in reinvestment of dividends           9,799         102,192
                                   ---------     -----------
Total issued                          83,804         874,531
Shares redeemed                     (113,809)     (1,184,832)
                                   ---------     -----------
Net decrease                         (30,005)      $(310,301)
                                   =========     ===========

Class C Shares for the Six Months                     Dollar
Ended January 31, 1998                Shares          Amount

Shares sold                           33,405        $355,460
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,212          23,626
                                   ---------     -----------
Total issued                          35,617         379,086
Shares redeemed                      (10,629)       (112,965)
                                   ---------     -----------
Net increase                          24,988        $266,121
                                   =========     ===========

Class C Shares for the Year                           Dollar
Ended July 31, 1997                   Shares          Amount

Shares sold                           13,218        $136,944
Shares issued to shareholders
in reinvestment of dividends           2,985          31,157
                                   ---------     -----------
Total issued                          16,203         168,101
Shares redeemed                       (3,473)        (36,684)
                                   ---------     -----------
Net increase                          12,730        $131,417
                                   =========     ===========

Class D Shares for the Six Months                     Dollar
Ended January 31, 1998                Shares          Amount

Shares sold                            3,056         $32,933
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,403          14,962
                                   ---------     -----------
Total issued                           4,459          47,895
Shares redeemed                       (4,081)        (43,264)
                                   ---------     -----------
Net increase                             378          $4,631
                                   =========     ===========

Class D Shares for the Year                           Dollar
Ended July 31, 1997                   Shares          Amount

Shares sold                            3,819         $39,700
Shares issued to shareholders
in reinvestment of dividends           2,932          30,581
                                   ---------     -----------
Total issued                           6,751          70,281
Shares redeemed                      (15,461)       (161,457)
                                   ---------     -----------
Net decrease                          (8,710)       $(91,176)
                                   =========     ===========



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863